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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 2, 2002

                            THE LUBRIZOL CORPORATION
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             (Exact name of registrant as specified in its charter)


          Ohio                          1-5263               34-0367600
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)

    29400 Lakeland Boulevard
    Wickliffe, Ohio                                                  44092-2298
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(Address of principal executive offices)                             (Zip Code)

                                 (440) 943-4200
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              (Registrant's telephone number, including area code)


                                       N/A
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         (Former name or former address, if changed since last report.)





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Item 5.    Other Events.

     On June 27, 2002, the Securities and Exchange Commission issued an Order requiring the principal executive officer and the principal financial officer of designated companies to file with the Securities and Exchange Commission sworn statements pursuant to Section 21(a) of the Securities Exchange Act of 1934. On August 2, 2002, the company filed with the Securities and Exchange Commission the required sworn statements, which were completed and signed by the Chief Executive Officer and the Chief Financial Officer of The Lubrizol Corporation. These statements are attached as exhibits to this Form 8-K.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          THE LUBRIZOL CORPORATION

Date: August 2, 2002                      By:  /s/  Leslie M. Reynolds
                                          Name:  Leslie M. Reynolds
                                          Title: Corporate Secretary and Counsel
















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                                  EXHIBIT INDEX



Exhibit           Exhibit Description
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(99)(a)           Statement Under Oath of Principal Executive Officer Regarding
                  Facts and Circumstances Relating to Exchange Act Filings

(99)(b) Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings